UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2025

GIFTIFY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42206	45-2482974
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Woodfield Road, Suite 510 Schaumburg, IL	60173
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (773) 272-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GIFT	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 15, 2025, Giftify Inc. (the “Company”) entered into a Placement Agency Agreement (the “PAA”) with Craft Capital Management LLC (“Craft Capital”), as Placement Agent, to issue and sell 600,000 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”), at a purchase price of $1.00 per Share. The Shares were offered by the Company pursuant to its shelf registration statement on Form S-3 (File No. 333-282322), that was declared effective by the Securities and Exchange Commission on October 15, 2024, on a best efforts basis (the “Offering”). The offer and sale of the Shares in the Offering are described in the Company’s prospectus constituting a part of the Registration Statement, as supplemented by a final prospectus supplement dated January 15, 2025.

The PAA contains customary representations, warranties and agreements of the Company, customary conditions to closing, obligations of the parties and termination provisions.

Under the terms of the PAA, Ketan Thakker, its President and CEO, agreed to a 30-day “lock-up” period with respect to sales of specified securities, subject to certain exceptions.

The foregoing description of the PAA is not complete and is qualified in its entirety by reference to the full text of the form of the PAA, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

CM Law PLLC, counsel to the Company, has issued an opinion to the Company with respect to the validity of the Shares to be issued and sold in the Offering, a copy of which is filed as Exhibit 5.1 to this Current Report on Form 8-K.

On January 16, 2025, the Company closed the Offering. The Company sold 600,000 Shares for total gross proceeds of $600,000. After deducting the Placement Agent fee and offering expenses payable by the Company, the Company received net proceeds of $483,000.

Item 7.01 Regulation FD Disclosure

On January 15, 2025, the Company issued a press release announcing that it had initiated the Offering and that it had priced the Offering. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
1.1	Placement Agency Agreement, dated January 15, 2025, between Giftify, Inc. and Craft Capital Management LLC
5.1	Opinion of CM Law PLLC
99.1	Press release dated January 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 17, 2025	GIFTIFY, Inc.

	By:	/s/ Ketan Thakker
Ketan Thakker
President and CEO

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